UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 11, 2013

Commission File Number: 000-31355

BEACON ENTERPRISE SOLUTIONS GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	81-0438093
(State or jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

5495 Bryson Drive, Suite 423

Naples, FL 34109

(Address of principal executive offices, including zip code)

877-878-8136

(Registrant's telephone number, including area code)

9300 Shelbyville Rd., Suite 1020

Louisville, KY 40222

(Former name or former address if changed since last report)

502-657-3501

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BEACON ENTERPRISE SOLUTIONS GROUP INC.

ITEM 5.02 DEPARTURE of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 11, 2013, the board of directors of Beacon Enterprise Solutions Group, Inc., appointed Theresa Carlise as Chief Financial Officer, Secretary, Treasurer and a Director.

Effective December 11, 2013, Bruce Widener resigned as Chief Executive Officer, Secretary, Treasurer and a Director of Beacon Enterprise Solutions Group, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: January 17, 2014	BEACON ENTERPRISE SOLUTIONS GROUP INC.

By: /s/ Theresa Carlise
Theresa Carlise
Chief Financial Officer